motorsport GAMES

Q4 and Full Year 2023 Results

April 1, 2024

This presentation provides select highlights about Motorsport Games Inc.'s results of operations. Please see Motorsport Games' 2023 Form 10-K, filed with the SEC and Q4 and full-year 2023 earnings release for more complete information on the Company's results of operations, cash flows, financial condition and liquidity.

Q4 2023 Highlights

Financial Highlights

- Q4 2023 Revenues of $1.7 million
- Q4 2023 Net income was $2.7 million
- Q4 2023 Adjusted EBITDA gain was $0.5 million*
- Q4 2023 EPS was a gain of $1.35 vs. a loss of $4.17 for Q4 2022



5.0
4.0
3.0
2.0
1.0
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(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
(6.0)
in Millions ($)
REVENUE
NET INCOME (LOSS)
ADJUSTED EBITDA*
Q4 2023 1.7 2.7 0.5
Q4 2022 3.8 (4.8) (3.2)

Key Highlights and Subsequent Business Update

- Expense reductions under the previously announced 2022 Restructuring Program has yielded savings of $6.7 million as of the end of 2023.
- Closed Motorsport Games Australia to centralize development efforts and reduce cost.
- Released Le Mans Ultimate into Early Access in February 2024, the official game of the FIA World Endurance Championship and the 24 Hours of Le Mans to positive community reception with initial sales above internal forecasted levels.

***Adjusted EBITDA is a non-GAAP financial measure. See definition of Adjusted EBITDA and its reconciliation to net income (loss) presented later in this deck.**

Q4 2023 Results

MOTORSPORT GAMES INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		For the Year Ended December 31,	
	2023	2022	2023	2022
Revenues	$ 1,747,318	$ 3,770,641	$ 6,909,674	$ 10,324,559
Cost of revenues	674,113	1,487,498	3,620,495	4,960,317
Gross Profit	1,073,205	2,283,143	3,289,179	5,364,242
Operating Expenses:				
Sales and marketing	279,454	1,502,996	1,690,772	6,172,324
Development	1,485,413	2,700,214	7,237,154	10,417,260
General and administrative	1,907,073	2,983,079	9,367,030	13,764,177
Impairment of goodwill	-	-	-	4,788,270
Impairment of intangible assets	-	188,378	4,004,627	4,828,478
Depreciation and amortization	120,879	93,638	398,701	420,137
Total Operating Expenses	3,792,819	7,468,305	22,698,284	40,390,646
Loss From Operations	(2,719,614)	(5,185,162)	(19,409,105)	(35,026,404)
Interest expense	(98,929)	(509,993)	(772,989)	(1,148,204)
Other income (expense), net	5,489,564	846,132	5,858,909	(665,846)
Net Income (Loss)	2,671,021	(4,849,023)	(14,323,185)	(36,840,454)
Less: Net loss attributable to non-controlling interest	(1,039,850)	83,585	(1,272,046)	(849,649)
Net Loss Attributable to Motorsport Games Inc.	$ 3,710,871	$ (4,932,608)	$ (13,051,139)	$ (35,990,805)
Net loss per Class A common share attributable to Motorsport Games Inc.:				
Basic and Diluted	$ 1.35	$ (4.17)	$ (5.06)	$ (30.73)
Weighted-average shares of Class A common stock outstanding:				
Basic and Diluted	2,752,462	1,183,760	2,577,451	1,171,323

motorsport GAMES

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
Net Income (Loss)	$ 2,671,021	$ (4,849,023)
Interest expense, net	98,929	509,993
Depreciation and Amortization	602,800	490,377
EBITDA	3,372,750	(3,848,653)
Acquisition related expenses	66,224	161,010
Loss contingency expenses	-	425,000
Impairment of goodwill and intangible assets	-	188,378
Gain on sale of NASCAR License	(3,037,341)	-
Stock-based compensation	81,242	(105,792)
Adjusted EBITDA	$ 482,875	$ (3,180,057)

motorsport GAMES

Reconciliation of Non-GAAP Financial Measures

	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022
Net Loss	$ (14,323,185)	$ (36,840,454)
Interest expense, net	772,989	1,148,204
Depreciation and Amortization	2,115,430	2,062,551
EBITDA	(11,434,766)	(33,629,699)
Acquisition related expenses	387,532	718,611
Loss contingency expenses	232,359	1,425,000
Impairment of goodwill and intangible assets	4,004,627	9,616,748
Gain on sale of NASCAR License	(3,037,341)	-
Stock-based compensation	957,302	714,523
Adjusted EBITDA	$ (8,890,288)	$ (21,154,817)

Liquidity

- As of December 31, 2023 and March 29, 2024, the Company had approximately $1.7 million and $1.3 million, respectively, of available cash on hand.

- The Company's Form 10-K for the year ended December 31, 2023 discloses that there is substantial doubt about the Company's ability to continue as a going concern. Based on the available cash on hand and the Company's average monthly net cash burn from operations of approximately $1.1 million during the year ended December 31, 2023, the Company does not believe it has sufficient liquidity to fund its operations for the remainder of 2024 and that additional funding will be required in order to continue operations.

- In order to address its liquidity short fall, the Company is actively exploring several options, including, but not limited to: i) additional funding in the form of potential equity and/or debt financing arrangements or similar transactions; ii) other strategic alternatives for its business, including, but not limited to, the sale or licensing of the Company's assets in addition to the recent sale of its NASCAR License; and iii) further cost reduction and restructuring initiatives.

- In 2022, the Company announced the 2022 Restructuring Program to reduce its operating costs, which was initially expected to generate annualized cost reductions of approximately $4 million by the end of fiscal year 2023. As of December 31, 2023, the Company has increased its savings under the 2022 Restructuring Program to $6.7 million, while having incurred restructuring costs of approximately $1.3 million.

LEGAL DISCLOSURES

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in our subsequent filings with the SEC.

NON-GAAP FINANCIAL MEASURES: Adjusted EBITDA (the "Non-GAAP Measure") is not a financial measure defined by U.S. generally accepted accounting principles ("U.S. GAAP"). Reconciliations of the Non-GAAP Measure to net loss, its most directly comparable financial measure, calculated and presented in accordance with U.S. GAAP, are presented in the Reconciliation of Non-GAAP Financial Measures slide. Adjusted EBITDA, a measure used by management to assess the Company's operating performance, is defined as EBITDA, which is net loss plus interest expense, depreciation and amortization, less income tax benefit (if any), adjusted to exclude: (i) acquisition related expenses; (ii) stock-based compensation expenses; (iii) impairment of goodwill and intangible assets; (iv) loss contingency expenses; and (v) charges or gains resulting from non-recurring events, such as the gain on the sale of the Company's NASCAR license, as applicable. The Company uses the Non-GAAP Measure to manage its business and evaluate its financial performance, as Adjusted EBITDA eliminates items that affect comparability between periods that the Company believes are not representative of its core ongoing operating business. Additionally, management believes that using the Non-GAAP Measure is useful to its investors because it enhances investors' understanding and assessment of the Company's normalized operating performance and facilitates comparisons to prior periods and its competitors' results (who may define Adjusted EBITDA differently). The Non-GAAP Measure is not a recognized term under U.S. GAAP and does not purport to be an alternative to revenue, income/loss from operations, net (loss) income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measure is not intended to be a measure of free cash flows available for management's discretionary use, as it does not consider certain cash requirements, such as interest payments, tax payments, working capital requirements and debt service requirements. The Non-GAAP Measure has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for the Company's results as reported under U.S. GAAP. Management compensates for the limitations of using the Non-GAAP Measure by using it to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, the Non-GAAP Measure may not be comparable to other similarly titled measures of other companies.

FORWARD-LOOKING STATEMENTS: Certain statements in this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements or information in this presentation that are not statements or information of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) the Company's future business, future results of operations and/or financial condition; (ii) new or planned products, features, events or other offerings and the anticipated timing of launching such products, features, events and offerings; (iii) the Company's plans, expectations and beliefs relating to its Le Mans Ultimate game, such as expectations regarding future sales of Le Mans Ultimate based on initial sales figures exceeding internal forecasts; and (iv) the Company's liquidity and capital requirements, including, without limitation, the Company's ability to continue as a going concern, the Company's belief it will not have sufficient cash on hand to fund its operations for the remainder of 2024 based on the cash and cash equivalents available as of March 29, 2024 and the Company's average cash burn, the Company's belief that additional funding will be required in order to continue operations, and the Company's plans to address its liquidity short fall, including its exploration of several options, including, but not limited to: additional funding in the form of potential equity and/or debt financing arrangements or similar transactions; other strategic alternatives for its business, including, but not limited to, the sale or licensing of the Company's assets in addition to its recent sale of its NASCAR license; and further cost reduction and restructuring initiatives. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company's control and are difficult to predict.

LEGAL DISCLOSURES

FORWARD-LOOKING STATEMENTS (CONT): Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, such as due to decreased sales of the Company's products due to the disposition of key assets, further changes in the Company's product roadmap, the Company's inability to deliver new products, a slower than anticipated economic recovery and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans, such as due to less than anticipated customer acceptance of its new game titles and/or less than anticipated benefits from its future technologies, the Company experiencing difficulties or the inability to launch its games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch its games, including, without limitation, higher than expected labor costs and, in addition to the factors set forth in (ii) through (vi) below, the Company's continuing financial condition and ability to obtain additional debt and/or equity financing to meet its liquidity requirements, such as the going concern qualification on the Company's annual audited financial statements posing difficulties in obtaining new financing on terms acceptable to the Company, or at all; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new or planned products, features, events or other offerings; (iii) less than expected benefits from implementing the Company's management strategies and/or adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment, a higher interest rate environment, tax increases impacting consumer discretionary spending and/or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending, or adverse developments relating to the ongoing war between Russia and Ukraine; (iv) greater than anticipated negative operating cash flows such as due to higher than expected development costs, higher interest rates and/or higher inflation, or failure to achieve the expected savings under any cost reduction and restructuring initiatives; (v) difficulties and/or delays in resolving the Company's liquidity and capital requirements due to reasons including, without limitation, difficulties in securing funding that is on commercially acceptable terms to the Company or at all, such as the Company's inability to complete in whole or in part any potential debt and/or equity financing transactions or similar transactions, any inability to achieve cost reductions, including, without limitation, those which the Company expects to achieve through any cost reduction and restructuring initiatives, as well as any inability to consummate one or more strategic alternatives for the Company's business, including, but not limited to, the sale or licensing of the Company's assets, and/or less than expected benefits resulting from any such strategic alternative; and/or (vi) difficulties, delays or the Company's inability to successfully complete any cost reduction and restructuring initiatives, in whole or in part, which could result in less than expected operating and financial benefits from such actions, as well as delays in completing any cost reduction and restructuring initiatives, which could reduce the benefits realized from such activities; higher than anticipated restructuring charges and/or payments and/or changes in the expected timing of such charges and/or payments; and/or less than anticipated annualized cost reductions from any cost reduction and restructuring initiatives and/or changes in the timing of realizing such cost reductions, such as due to less than anticipated liquidity to fund such activities and/or more than expected costs to achieve the expected cost reductions.

Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) the Company's ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (ii) the Company's ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition; (vi) changes in consumer behavior, including as a result of general economic factors, such as increased inflation, higher energy prices and higher interest rates; (vii) the Company's inability to protect its intellectual property; and/or (vii) local, industry and general business and economic conditions.

Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in its subsequent filings with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company's plans and expectations as of any subsequent date.